NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                            8% SENIOR NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                    BUILDING MATERIALS CORPORATION OF AMERICA

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 8% Senior Notes due 2007 (the "Old Notes") of Building Materials Corporation of America (the "Company") made pursuant to the Prospectus, dated February __, 1998 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 12:00 midnight, New York City time, on March, 1998 (the "Expiration Date").
Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from an Eligible Institution prior to 12:00 midnight, New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof). Capitalized terms used herein and not defined herein are used as so defined in the Prospectus.

                                                THE BANK OF NEW YORK
By Registered or Certified Mail:             Facsimile Transmission Number:             By Hand/Overnight Delivery:
                                            (For Eligible Institutions Only)
                                                   (212) 815-6339

                                               Confirm by Telephone:
                                                   (212) 815-2791
      The Bank of New York                                                                 The Bank of New York
     101 Barclay Street - 7E                                                                101 Barclay Street
    New York, New York 10286                                                          Corporate Trust Services Window
  Attn: Reorganization Section                                                                Ground Level
                                                                                           New York, New York 10286
                                                                                         Attn:  Reorganization Section

                                               For Information Call:
                                                   (212) 815-2791

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Building Materials Corporation of America, a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated February __, 1998 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $__________ in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s)_____________________________________________________
                                        (Please Type or Print)

Address   ______________________________________________________________________

          ______________________________________________________________________

Area Code & Telephone No._________________________________________

Certificate Number(s) for
Old Notes (if available)__________________________________________

Total Principal Amount
Represented by Certificate(s): $__________________________________

--------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

Signature(s) of Holder(s) __________________________________    Dated: _________

                          __________________________________    Dated: _________


     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
Capacity:     __________________________________________________________________
Address(es):  __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

[ ]      The Depository Trust Company
         (Check if Old Notes will be tendered
         by book-entry transfer)

Account Number___________________________________________

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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






                                    GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.


      Name of Firm Authorized___________________________________________________

      Address                ___________________________________________________

                             ___________________________________________________
                                                                        Zip Code

      Area Code and Telephone No._______________________________________________

      Authorized Signature______________________________________________________

      Name:_____________________________________________________________________
           (PLEASE TYPE OR PRINT)



      Title_____________________________________________________________________

      Dated:____________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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